UNIFI®

# 6th Annual Investor Update Meeting

November 13, 2012

# Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the "Company") that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of subsidiaries, joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiations of new or modifications of existing contracts for asset management and for property construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

# Unifi Overview

## Company Overview

Unifi, Inc. is a diversified producer and processor of multi-filament polyester and nylon yarns

- The Company's product offerings include specialty and premier value-added yarns with enhanced performance characteristics
- The Company sells to other yarn manufacturers, knitters and weavers that produce fabric for the apparel, hosiery, furnishings, industrial and other end-use markets; primarily in North American region

## Regional Apparel and Adjusted EBITDA Trends



70
60
50
10
5.0
4.0
3.5
3.0
2.0
1.5
1.0
1.8
2.1
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY13 (F)
Adjusted EBITDA ($ mm)
Region Apparel (billion SME)

## Well-established downstream partners

haggar, patagonia, KOHL'S (expect great things), POLARTEC, HON (Smart now. Smarter later.), asics, REI, Reebok, Allsteel, Perry Ellis, The North Face, TARGET, macy's, L.L.Bean, Eddie Bauer, Walmart (Save money. Live better.), H&M, Sears

## Valuable Equity Affiliate Partnerships

- 34% investment in Parkdale America LLC
  - A $1 billion cotton spinning joint venture
- Strategic investment in Nylon spinning operations
  - U.S. and Israeli joint ventures

(1) Adjusted EBITDA excludes earnings from Parkdale America LLC and other unconsolidated equity affiliates
(F) Adjusted EBITDA guidance provided on October 25, 2012 Earnings Conference Call

Market and Company Overview

# Growing Global Textile Fibers Market

## Global consumption of textile fibers grows based on population and affluence



Billion Pounds
250
200
150
100
50
87
118
145
153
163
153
158
172
177
183
189
194
199
47%
22%
9%
22%
37%
40%
8%
17%
30%
52%
4%
14%
31%
52%
4%
13%
CY 1990
CY 2000
CY 2005
CY 2006
CY 2007
CY 2008
CY 2009
CY 2010
CY 2011
CY 2012e
CY 2013e
CY 2014e
CY 2015e
Cotton
Polyester
Nylon
All Other

- Global Textile Markets
  - Approximately 180 billion pounds of textile fibers sold annually
  - 2% to 3% annual growth in global textile fibers projected from 2011 to 2020
  - 3% to 4% annual growth in global polyester fibers projected from 2011 to 2020
  - Polyester fibers' growth in market share: 22% in 1990 and 52% in 2011
    - Superior functionality compared to commodity fibers like cotton
    - Man-made fibers allow more acreage for food supply in countries like China

*Source: PCI Fibers*

# Our Manufacturing Process









PET and rPET* Chip → POY Manufacturing → Yarn Texturing → Value-Added Processes – Dyeing, Covering, Twisting, Beaming, Solution and Package Dyed

# Who We Are


USA
El Salvador
Colombia
Brazil
Israel (JV)
China

Manufacturing & Office
Sales Office
Joint Venture

Consolidated Sales by Asset Location
($705 million FY 2012)


Other
4%
Brazil
18%
North
America
78%


Int'l
21%
Polyester
56%
Nylon
23%

***Our assets are well-positioned to leverage regional & global growth in synthetics***

# U.S. Customer & Channel Segmentation – FY 2012

***Strong diversity of customer base and distribution channels***

**U.S. Sales by Customer**


HBI
12%
Other
31%
Next 4
15%
Next 10
18%
Next 35
24%

**Distribution Channel (1)**


Other
15%
Mass
41%
Department
18%
Specialty
26%

- Fiber/yarn demanded by wide variety of customers
  - Approximately 420 polyester customers and approximately 170 nylon customers served from U.S. operations
  - Top 5 U.S. customers include
    - Polyester : Milliken, Polartec, Glen Raven, American & Efird, and International Textile Group
    - Nylon: Hanesbrands (HBI), Acme-McCrary, Niki Viki, Doris Hosiery, and Kayser Roth Hosiery
  - In fiscal 2012, Hanesbrands accounted for 9.3% of consolidated sales
  - Top 50 customers in the U.S. represent 69% of U.S. net sales

(1) *Estimates for combined Apparel and Hosiery segments*

# Leading Market Position

***Regional leader in processing of multi-filament polyester and nylon yarns***

**U.S. Polyester**



Asia / EU
Imports
17%
Regional
Imports
10%
Unifi (1)
53%
Other
Domestic
(2)
20%

**U.S. Nylon**



Asia / EU
Imports
15%
Regional
Imports 3%
Unifi
41%
Other
Domestic
40%

**Commentary**

- Diversified yarn supplier with strong yarn market share across multiple product offerings
- One of few regional producers of complaint yarns utilized in NAFTA, CAFTA, Berry amendment and Kissel amendment apparel programs

(1) Polyester market position includes Unifi sales of Polyester Textured Yarn, Draw Warp, and POY external sales to other U.S. domestic DTY producers
(2) Other domestic competition sales excludes Polyester Textured Yarn and Draw Warp made with Unifi POY

Source: Unifi Internal Estimates for CY 2011

# U.S. Market Segmentation – FY 2012

## U.S. Yarn Sales by Region



Auto 5%
Other 3%
Industrial 12%
Furnishings 15%
Hosiery 17%
Apparel 48%

## U.S. Sales by Origin Requirement



Compliant (1) 62%
Non-Compliant 38%

## Commentary

- Diverse product offering sells into the apparel, hosiery, furnishings, automotive and industrial markets
- Compliant sales account for approximately 62% of the Company's U.S. sales
  - Large majority of U.S. customers are domestic weavers and knitters
    - Most free trade benefits come through domestic customers' shipments of fabrics into region
    - Regional yarn origin required in free trade agreements (NAFTA, CAFTA, Colombia/Peru FTA)
  - Berry and Kissel Amendments require U.S. origin fiber/yarn for Military and Homeland Security

***Diverse end-use markets with high concentration of compliant yarns***

(1) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, Colombia/Peru FTA, and U.S. Military agreements to produce duty-free finished goods and U.S. origin fiber requirement. Estimates based on FY 2012 sales by category and division.

# Our Regional Markets and Segments


NAFTA
Sourcing
UNIFI


CAFTA
Sourcing
UNIFI

NAFTA countries: U.S., Mexico, Canada
CAFTA countries: U.S., El Salvador, Honduras, Costa Rica, Guatemala, Nicaragua and Dominican Republic

- Apart from NAFTA and CAFTA, our region also includes Free Trade Agreements (FTA) with Colombia and Peru; and Andean Trade Pact benefits with Ecuador

***Regional trade and diverse market segments provide competitive advantages***

# Our Regional Supply Share



Finished Product share
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
18%
35%
60%
62%
95%
80%
MMF Apparel
Socks
Hosiery
Upholstered Furniture
Mattress
Automotive
Imports
Region

Region includes NAFTA, CAFTA and Colombia/Peru FTA countries

***Our Region… an essential part of the retail supply base***

Source: Unifi Internal Estimates

# Regional Competitive Advantages

- **Competitive cost**
  - Duty-free benefits of up to 32% on synthetic garments
  - Greater labor productivity than most other yarn suppliers
  - Higher inflation in China/Asia
- **Faster supply and flexibility**
  - Shorter lead times of 6 to 7 weeks from “order” to “U.S. distribution” versus 13 to 17 weeks from various Asian regions
  - Faster response to fashion trends and replenishment needs
  - Convenient to reach, monitor and communicate
- **Working capital benefits**
  - Shorter lead time creates lower inventories
  - Better cash flow
- **Innovation**
  - Differentiated fibers that apply to various end-use products
  - High-quality for critical applications
  - Regional development efforts accelerates speed to market

100% Polyester T-Shirt



U.S. $ Per Garment
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$5.76
$1.35
$0.20
$0.44
$0.24
$0.71
$2.82
$5.44
$0.58
$0.19
$1.08
$3.60
Asia
CAFTA
Import Duty (32%)
Agent & Other
Profit (12%)
Logistics
Cut & Sew / Trim
Fabric

Source: Unifi Internal Estimates

***Region: Competitive, Speed and Convenience***

# CAFTA-DR: Many Apparel Categories


2011 – U.S. Synthetic Apparel Supply from CAFTA- DR
Hosiery
Socks
Dresses
Sportswear
Accessories
All Other
17%
Coats/Suits
5%
Underwear
Undershirts
Bras
Pajamas
Robes
Intimates
13%
Bottoms
15%
Trousers
Slacks
Shorts
Skirts
Tops
50%
T-Shirts
Dress Shirts
Sweatshirts
Pullovers/Fleece
Vests
Sweaters
1 Billion Square Meters

***This region boasts a broad-range of existing and emerging capabilities***

Source: Unifi Internal Estimates

# U.S. Synthetic Apparel Sourcing Trends



Supply Share by Region
34% 36% 39% 41% 43% 35% 37% 35% 36% 32% 32% 34% 32%
10% 10% 13% 16% 19% 31% 34% 41% 41% 49% 50% 49% 50%
56% 54% 48% 43% 38% 34% 30% 24% 22% 18% 18% 18% 18%
CY 2000 CY 2001 CY 2002 CY 2003 CY 2004 CY 2005 CY 2006 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 CY 2012 E
ROW
Greater China
Regional (US, Central America, NAFTA, ATPA)



Supply in Square Meter Equivalents
CY 2000 CY 2001 CY 2002 CY 2003 CY 2004 CY 2005 CY 2006 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 CY 2012 E
Regional (US, Central America, NAFTA, ATPA)
Greater China
ROW

***Regional: Units grew 16% and 7% in '10 and '11; expected to grow 5% to 7% in '12***

*Source: Internal Estimates, Federal Reserve, OTEXA, and Census Bureau*

## Operating Environment

# North America – Polyester Raw Material Trends



U.S. $/Lb.
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
US Vs. Asia Polymer Gap
PTA
MEG
POLYMER

- Continuing raw material volatility puts pressure on our business to review and adjust our pricing strategy on regular basis

Source: PCI Fibers, Unifi internal estimates

# PX (Para xylene): Global Supply/Demand = Tight



Thousand Metric Tons
60,000
50,000
40,000
30,000
20,000
10,000
-
Operating Rate
85%
85%
89%
82%
84%
84%
85%
88%
86%
83%
83%
26,610
28,281
29,783
30,958
32,714
36,078
37,992
39,576
43,609
47,415
50,842
22,507
24,011
26,579
25,520
27,361
30,147
32,397
34,823
37,628
39,153
42,317
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
Production
Capacity

- CY 2012 was the tightest supply period for Para xylene globally leading to 88% operating rate - highest rate since 2007.

*Source: PCI Fibers*

# Inventory in the Apparel Supply Chain



Inventory Days
90
80
70
60
50
40
30
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Supply Chain Total
Retail Inventory Days
Wholesale Inventory Days
Producer Inventory Days

Source: U.S. Census Bureau and Unifi internal estimates

# Our PVA Brands


UNIFI
Brands
performance & protection
eco-friendly
touch & texture
aio
all-in-one performance yarns
Sorbtek
moisture management yarns
A.M.Y.
antimicrobial yarns for odor control
reflexx
stretch yarns
mynx
uv protective yarns
inhibit
flame retardant yarns
satura max
solution dyed performance yarns
REPREVE
recycled yarns
satura
solution dyed yarns
novva
bright yarns
augusta
natural touch yarns
Sultra
ultrasoft yarns
eclypse
striated effect yarns
softec
polyester
DACRON
polyester
MicroVista
microfiber yarns
Dacron Invista trademark for polyester licensed to Unifi, Inc.
Softec Invista trademark for polyester licensed to Unifi, Inc.
www.unifi.com
Available globally
Available in POY

# Branded/PVA Product Success

**Premier Value-Added products are key for future growth**

- PVA portfolio represented approximately 18% of consolidated sales in fiscal 2012
- Products utilized in apparel, contract, home furnishings, military, socks and hospitality
- Steady investment in R&D and commercialization of PVA products remains a strategic priority



Global PVA Sales Revenue by Fiscal Year
USD in Million
$140
$120
$100
$80
$60
$40
$20
$0
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012

***PVA target: Double as a percent of total sales from FY10 to FY14***

*Source: Unifi internal estimates*

# Corporate Sustainability

- Long history of sustainability
  - On-site environmental team constantly reviews every aspect of manufacturing to see how we can reduce, reuse, & conserve
  - Use of returnable packaging
  - All U.S. Operations Landfill Free
  - Sustainable Textile Solutions; REPREVE


REPREVE
UNIFI

REPREVE®
RECYCLING CENTER

# Commitment to Innovation


REPREVE
RECYCLING CENTER
UNIFI

REPREVE®

IT'S WHAT'S IN IT™



# REPREVE®

IT'S WHAT'S IN IT™

Made from recycled materials; including post-consumer plastic bottles & post-industrial fiber waste

- Product Transparency & Authenticity
  - SCS Certified for recycled content claims; Oeko-Tex certified
  - U|TRUST Verification Program provides transparency throughout the supply chain with Unifi's unique & proprietary Fiberprint™ Technology
- Consistent Quality; Drop-in replacement
- Reputation
- Available Globally
- One brand; many product options
  - Filament Polyester & Nylon, Staple Polyester
  - Filament Performance Products; REPREVE Solution Dye, FR, Package Dyed, Moisture Management, etc.
  - PCR Chip

Confidence in Textiles — Tested for harmful substances according to Oeko-Tex Standard 100

U|TRUST VERIFICATION PROGRAM

# REPREVE. IT'S WHAT'S IN IT.
# USED BY THE WORLD'S MOST RESPECTED BRANDS.

patagonia
Ford
XO eco
haggar
belk
THE NORTH FACE
MOHAWK
Blue Avocado
Eddie Bauer
KOHL'S
SAVANE
macy's
NORRØNA
Steelcase
ECO SWIM BY AQUA GREEN
Kenneth Cole
MARKS & SPENCER
POLARTEC
JCPenney
vitamin A.
IZOD
HON
Sears
REI
ETHAN ALLEN
Julie
HERFF JONES
H&M
THE HOME DEPOT
Allsteel
QUIKSILVER
OAK HALL CAP & GOWN
Walmart



REPREVE®

IT'S WHAT'S IN IT™

THE NORTH FACE




POLARTEC®
A GREATER
OUTDOORS
MADE
POSSIBLE.
POLARTEC


POLARTEC®
REPREVE100
RECYCLED FIBER BY UNIFI
RECYCLED
eco-engineering

NORRØNA®



REPREVE®

IT'S WHAT'S IN IT™

patagonia®



REPREVE is in over 40 Patagonia styles for men, women, and children.

# REPREVE®

## IT'S WHAT'S IN IT™



A HAGGAR CO
live a great life
SLIM
LK
LIFE KHAKI
A HAGGAR CO





EACH PAIR OF HAGGAR E·CLO™ PANTS KEEP 7 WATER BOTTLES OUT OF A LANDFILL.
Going green was never easier. Help the planet, when you choose Haggar e-clo™ products made with REPREVE® fibers. Make a difference by purchasing products made from eco-friendly upcycled fibers.
MOREWAYSTOSAYILOVEYOU
Receive a $10 rebate with any $50 Haggar apparel purchase or receive a $25 rebate with any $100 Haggar apparel purchase.
$10 OFF
OR
$25 OFF
REPREVE



34.99 ENTIRE STOCK Haggar pants plus rebate
environmentally fashionable

*Available in National Department Stores, including Belk, Macy's and JCP*

# REPREVE®

## IT'S WHAT'S IN IT™



ECO SWIM®
SPORTY SLEEK



ECO SWIM™



Health
BURN BELLY FAT FAST
ECO SWIM®
Suited for Swimming
SILHOUETTE SOLUTION



vitamin A.



ECO SWIM™
STYLE WATCH
100 BEAUTY SECRETS!





SELF
ECO SWIM™
PUMP UP YOUR LOOKS



REALSIMPLE
ECO SWIM®

# REPREVE®

## IT'S WHAT'S IN IT™



REPREVE
RECYCLED FIBER BY UNIFI
2013 FORD FUSION
DRIVE FOR 2 MILLION BOTTLES
– Ford and Repreve® are Reusing Recycled Plastic Bottles in the New Focus Electric and Fusion Seat Fabrics to Create a Better World.
Reduce. Reuse. Recycle.
– Join our Drive to Collect and Eliminate 2 Million Plastic Bottles from America's Landfills.



THIS BOTTLE COULD END UP IN A FORD FOCUS ELECTRIC.
{ Please recycle it wisely. }



FOCUS ELECTRIC



FUSION



LET'S DO BETTER.
30%

*"REPREVE based seat fabrics are a great choice for the Ford Focus Electric as it provides the type of sustainable material that consumers want,"-Chad D'Arcy, Focus Electric Marketing Manager at Ford*

*Over 2 Million Bottles Saved*

SAGE Automotive Interiors

REPREVE®

IT'S WHAT'S IN IT™

HON®





*Specify REPREVE in a wide range office furnishings; from wall coverings to seating fabrics from HON, AllSteel, and Steelcase.*

REPREVE®

IT'S WHAT'S IN IT™





(xo)eco collection
tuxedo stripe
REPREVE



The Swimsuit Issue
This One's for the Girls!
100
Hair & Makeup Shortcuts

*Created by celebrity-fashion-designer,* Lauren Conrad

- *2 Million Twitter Fans*
- *530,000+ Facebook Fans*



People StyleWatch
JUL 19 2012
Shop Lauren Conrad's Adorable (and Affordable!) New Accessory Line
The New York Times
Ford Is Covering Seats in Soda Bottles
Two million plastic bottles recycled for car seat fabric
USA TODAY
Ford is finding a new use for about 2 million plastic bottles.
Good Housekeeping
This Figure-Flattering Swimsuit is Good for the Environment Too
THE WALL STREET JOURNAL.
Syracuse and SUNY-ESF graduation gowns recycl
GLAMOUR
The Swimsuit Issue
ECO SWIM
Easy ECO!
497 STYLE STEALS & DEALS!

- XO(eco) by Lauren Conrad=65,000,000 impressions
- Ford= 32,000,000 impressions
- Herff Jones=12,000,000 impressions
- Over 122,000,000 REPREVE impressions

# Brazil Market Dynamics

## Polyester Textile Filament Market Trends



K Tons
300
250
200
150
100
50
0
45
48
50
60
70
82
86
100
100
117
165
171
189
209
257
211
224
220
237
226
244
221
245
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

- Skilled and experienced local management team
- Market currently serviced by domestic production and imports
- Flexible business model from production to sourcing

***Proven Leader in Brazilian Textile Market***

Source: Unifi Internal Estimates

Business Strategy

# Our Business Strategy

- Drive financial improvement to our core business through a rigorous and disciplined improvement process
- Enrich our product mix by aggressively growing our Premier Value-Added products and our market share of compliant yarns
- Enhance our existing business through strategic investment in growth opportunities, including,
  - Profitably increasing our yarn sales in global growth markets, such as Central America, Brazil, and China
  - Select growth opportunities, related to our core business
- Derive value from sustainability based initiatives, especially Repreve Polyester and Nylon

# Repreve Renewables



**Exclusive License of Proprietary Miscanthus x Giganteus variety**

**Developed by Mississippi State University as dedicated energy crop for the SE US**

**Desirable Biomass Feedstock**
- High Yields per Acre – up to 20+ tons/ a
- High Energy Content – 15.5 mm btu / ton
- Low Moisture Content at Harvest: 10-15%
- High Rates of Carbon Sequestration

**Highly Efficient Operations**
- Perennial Grass: Long Stand Life
- Minimal nutrient supplement requirements
- Heat and drought resistance

**Sterile and Non-Invasive**
- Requires vegetative propagation

# Future Market Demand in U.S. and Europe


BioPower:
Near-Term
BioFuel:
Mid-Term
BioPolymers:
Longer-Term
(PTA, MEG)

***Demand driven by supply availability, economics, energy security and sustainability***

# USDA – Billion Ton Study

- Forecast 7.9 billion annual gallons fuel from perennial grasses
- Economically feasible at $50 to $60 per ton
- Market currently void of large-scale commercial suppliers



Potential County-level Resources at $60 Per Dry Ton or Less in 2030, Under Baseline Assumptions
County Level Biomass
Dry tons per square mile annually
0 - 5500

*Renewable Fuel Standards driving biofuel development and feedstock demand*

# Commercialization Phases



Planting Stock
Operating Protocols
Economic Viability
Develop Inventory

Financial Overview

# Liquidity and Debt Highlights

| (Amounts in millions, except percentages) | Jun-09 | Jun-10 | Jun-11 | Jun-12 | Sep-12 |
|---|---|---|---|---|---|
| Cash | $ 43 | $ 43 | $ 27 | $ 11 | $ 13 |
| Revolver Availability, net | 63 | 74 | 52 | 38 | 32 |
| **Total Liquidity** | **$ 105** | **$ 117** | **$ 79** | **$ 49** | **$ 45** |
| 2014 Notes Payable (11.5%) | $ 179 | $ 179 | $ 134 | $ - | $ - |
| Revolving Credit Facility | - | - | 35 | - | - |
| ABL Revolver | - | - | - | 51 | 55 |
| ABL Term | - | - | - | 50 | 48 |
| Term B Loan | - | - | - | 21 | 16 |
| Other | 8 | 1 | 0 | 0 | 1 |
| Total Debt | $ 187 | $ 179 | $ 169 | $ 122 | $ 120 |
| Less: Cash | (43) | (43) | (27) | (11) | (13) |
| **Net Debt** | **$ 145** | **$ 137** | **$ 141** | **$ 111** | **$ 107** |
| YTD weighted average interest rate | 10.9% | 11.4% | 10.8% | 9.3% | 4.2% |

- $50mm of ABL Revolver hedged through May 2017 at 3.2%
- $35mm of ABL Term Loan hedged through Aug. 2013
  (reduces $5mm/quarter thereafter) at 3.3%

# Long-Term Capital Structure

**Unifi refinanced its debt structure on May 24, 2012 allowing it to extend the maturity profile of its indebtedness at reduced interest rates, while providing the availability and flexibility needed to execute its strategic objectives.**

## $150 mm ABL Facility

- Matures May 2017
- Secured by eligible working capital and property, plant and equipment
- No on-going maintenance covenants, as long as availability exceeds 15% of Revolver
- No restricted payment limitations, as long as availability exceeds $20 mm

ABL Revolver

- $100 mm facility
- Interest based on LIBOR + 175 bps to 225 bps
- $50 mm must be hedged, if total debt outstanding exceeds $75mm

ABL Term Loan

- Interest based on LIBOR + 225 bps to 275 bps
- $1.8mm quarterly principal payments with $14mm balloon payment at maturity
- Fully pre-payable at par

## Term B Loan

- Matures May 2017
- Secured by membership interest in PAL
- Maintenance covenants & restricted payment limitations aligned with ABL Facility
- Interest based on LIBOR + 750 bps (LIBOR floor of 125 bps)
- Five year bullet – no scheduled principal payments
- Fully pre-payable with call premium of:
  - Year one – 3%
  - Year two – 2%
  - Year three – 1%
  - Par thereafter
- Mandatory prepayments are required:
  - PAL distribution in excess of tax dividends received (100% of first $3mm in calendar year plus 50% of remainder)
  - Sale of the membership interest in PAL

# Capital Allocation Strategy

- Achieve and maintain target debt level of $75 million
  - First priority = pay down higher interest Term B Loan
- Appropriately fund our business strategy
  - Working capital and capital expenditure requirements to support current mix enrichment and PVA growth strategies
  - Selected growth opportunities related to our core business
  - Evaluate growth against prospective return available from share repurchase
- Periodically return excess cash flow to shareholders
  - In the form of share repurchases and/or special dividends

# Pro Forma[(1)] Cash Generation Example – Based on Prior 3 Year Average

| ($ in millions) | FY 2010 | FY 2011 | FY 2012 | 3 Year Average | Pro Forma [(1)] |
|---|---|---|---|---|---|
| Adjusted EBITDA | $ 55 | $ 60 | $ 40 | $ 52 | $ 52 |
| Capital expenditures | (13) | (21) | (6) | (13) | (11) |
| Cash interest payments | (21) | (19) | (17) | (19) | (3) |
| Cash taxes | (9) | (7) | (4) | (7) | (18) |
| EBITDA cash generation | $ 13 | $ 13 | $ 13 | $ 13 | $ 20 |
| Distributions from Equity Affiliates | 3 | 6 | 11 | 7 | 10 |
| Total cash generation | $ 16 | $ 19 | $ 23 | $ 20 | $ 30 |

(1) *Pro Forma calculation based on management's estimates of*
- *future annual capital expenditures (as disclosed in Form 10-k for the fiscal year ended June 24th, 2012);*
- *cash interest payments based on a weighted average interest rate of 3.35% target debt of $75 mm;*
- *cash taxes, excluding the impact of net operating loss carry forwards, which are expected to be fully utilized in the 2013 fiscal year; and*
- *distributions from unconsolidated equity affiliates.*

Questions

Appendix Slides

# Unifi, Inc. - Adjusted EBITDA Reconciliation

| (Dollars in thousands) | FY 2010 | FY 2011 | FY 2012 |
|---|---|---|---|
| Net income attributable to Unifi | $ 10,685 | $ 25,089 | $ 11,491 |
| Provision (benefit) for income taxes | 7,686 | 7,333 | (1,979) |
| Interest expense, net | 18,764 | 16,679 | 14,152 |
| Depreciation and amortization expense | 26,312 | 25,562 | 26,225 |
| EBITDA | $ 63,447 | $ 74,663 | $ 49,889 |
| | | | |
| Loss (gain) on extinguishment of debt | (54) | 3,337 | 3,203 |
| Loss on previously held equity affiliate | - | - | 3,656 |
| Non-cash compensation costs, net | 2,555 | 1,361 | 2,382 |
| Other | 1,001 | 5,451 | 410 |
| **Adjusted EBITDA including equity affiliates** | $ 66,949 | $ 84,812 | $ 59,540 |
| | | | |
| Equity in earnings of unconsolidated affiliates | (11,693) | (24,352) | (19,740) |
| **Adjusted EBITDA** | $ 55,256 | $ 60,460 | $ 39,800 |

# Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors.

EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation.

EBITDA represents net income or loss attributable to Unifi, Inc. before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization). Adjusted EBITDA including equity affiliates represents EBITDA adjusted to exclude non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, loss on previously held equity interest, and certain other adjustments. Other adjustments include gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, and certain other operating or non-operating income or expense items. Adjusted EBITDA represents Adjusted EBITDA including equity affiliates adjusted to exclude equity in earnings and losses of unconsolidated affiliates. EBITDA cash generation represents Adjusted EBITDA less capital expenditures, cash interest payments and cash taxes. Total cash generation represents EBITDA cash generation adjusted to include distributions from equity affiliates. We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of issuers to meet debt service obligations.

EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation are alternative views of performance used by management and we believe that investors' understanding of our performance is enhanced by disclosing these performance measures. Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.

We believe that the use of EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations.

In evaluating EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. EBITDA, Adjusted EBITDA including equity affiliates, and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

# Non-GAAP Financial Measures

### Continued

Each of our EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

- it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
- it does not reflect changes in, or cash requirements for, our working capital needs;
- it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;
- although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA (or our Adjusted EBITDA including equity affiliates) measure does not reflect any cash requirements for such replacements;
- it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
- it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;
- it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
- other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

UNIFI®